DELAWARE(SM)
INVESTMENTS
------------

Delaware American Services Fund

Growth of Capital

2001 SEMI-ANNUAL REPORT

                          [GROWTH OF CAPITAL ARTWORK]

TABLE OF CONTENTS
-----------------

Letter to Shareholders                           1

Portfolio Management
Review                                           3

Performance Summary                              6

Financial Statements

   Statement of Net Assets                       7

   Statement of Assets and Liabilities           8

   Statement of Operations                       9

   Statements of Changes in
   Net Assets                                   10

   Financial Highlights                         11

   Notes to Financial
   Statements                                   12

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
[] Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[] We strive to deliver consistently good performance in all asset classes.
[] We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
[] We are committed to providing the highest standards of client service.
[] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[] We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[] We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors to manage approximately $43 billion in assets as of December 31, 2000.

Funds are not FDIC insured and are not guaranteed.It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"AS WE LOOK AHEAD TO

2001 AND BEYOND, WE ARE

CAUTIOUSLY OPTIMISTIC

THAT WE WILL SEE

GROWTH IN THE SECTORS

IN WHICH YOUR

FUND INVESTS."

Dear Shareholder

February 5, 2001

Recap of Events -- Many U.S. stocks gave up significant ground during the six months ended December 31, 2000, as investors worried about future corporate profitability amid a sharper-than-expected slowdown in the U.S. economy. Several bouts of heavy selling, especially in the technology sector, led stock market indexes lower. From July 1, 2000 through December 31, 2000, the S&P 500 Index declined 8.71%. The technology-driven Nasdaq Composite Index fell a staggering 37.71% for the six-month period.

Historically, the final months of the year show a tendency to bring market recoveries when stocks endure losses in September and October. In 2000, however, late autumn produced no relief from volatility. In fact, weak stock performance in November 2000 factored heavily into the six-month results in this report. November profit warnings by a growing number of U.S. companies likely contributed to more aggressive selling by investors, as did uncertainty over the outcome of the U.S. Presidential election. As a result, the S&P 500 Index fell 7.88% in November alone. The Nasdaq Composite sank 22.90% for the month -- its second-worst monthly return in three decades.

Delaware American Services Fund provided strong returns amid this difficult environment, posting a gain of 14.17% for the six months ended December 31, 2000 (Class A shares at net asset value with distributions reinvested). These results outpaced many other mutual funds that invest in just one or a few sectors, as evidenced by the +2.23% return of the Lipper Sector/Miscellaneous Funds Average during the six-month period. Your Fund's return was also better than that of its benchmark, the S&P 500 Index, which returned -8.71% during the six-month period.

We believe that your Fund's strong six-month results were due in part to some service sectors of the market that performed much better than the market as a whole. For example, the slowing economy, along with deteriorating investor confidence in technology, led to extraordinarily poor performance in that sector during the period. Yet many of the financial services stocks in which your Fund invests shrugged off economic slowing and posted strong returns.

Total Return

For the Period Ended December 31, 2000                       Six Months
--------------------------------------------------------------------------------
Delaware American Services Fund -- Class A Shares             +14.17%
--------------------------------------------------------------------------------
Lipper Sector/Miscellaneous Funds Average (101 funds)          +2.23%

S&P 500 Index                                                  -8.71%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of sector funds and miscellaneous other mutual funds tracked by Lipper (Source: Lipper, Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook -- As we look ahead to 2001 and beyond, we are cautiously optimistic that we will see growth in the sectors in which your Fund invests. In our opinion, investors seeking long-term capital appreciation have a strong chance of being rewarded by investing in companies within the service sectors of the U.S. economy.

On a cautionary note, we expect more companies to miss earnings projections in the short term, given the fact that parts of the economy are still decelerating. Since the close of our reporting period, the Federal Reserve Board lowered interest rates by a full percentage point in an effort to stabilize a U.S. economy that was slowing faster than anticipated. Although we applaud the effort and think it greatly enhances the prospects for economic growth in 2001, we realize that the direction of the U.S. economy cannot be turned on a dime. We expect that positive effects of the rate decrease will become evident later this year.

It is important to remember that companies and sectors that perform well during one period could fall out of favor in the future. Because of this, diversification remains one of the best ways to temper the effects of market volatility. The market's rece nt struggles have taught us once again that the time-tested principles of sound investing remain unchanged. As always, we encourage investors to follow a regular investment plan and diversify assets. We also recommend keeping a long investment time hor izon, regardless of short-term outlooks for individual markets.

On the following pages, the portfolio managers of Delaware American Services Fund reflect on the events of the past six months and discuss their outlook. We thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              ----------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

         John A. Heffern
Senior Portfolio Manager


         Steven T. Lampe
Senior Portfolio Manager

        February 5, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Investment returns were excellent in the first half of the Fund's fiscal year, which ended December 31, 2000, despite disappointing performance from the broader market. In a market faced with economic slowing and corporate earnings disappointments, your Fund managed to return +14.17% (Class A shares at net asset value with distributions reinvested) for the six months endedDecember 31, 2000. This performance significantly outpaced the Fund's benchmark -- the Standard and Poor's 500 Index -- which returned -8.71% for the same period.

Your Fund invests primarily in the service sectors of the U.S. economy, some of which performed well relative to the broader market during the six-month period.

In general, we seek investment opportunities among U.S. companies engaged in financial services, business services, and consumer services. We employ a bottom-up approach to stock selection, using fundamental research to identify companies that we believe to be leaders in each of these areas. In selecting stocks for the Fund, we evaluate such factors as market opportunity and position, company products and competitive standing, and management experience and depth. We combine this fundamental assessment with traditional valuation techniques to determine the relative attractiveness of the investment opportunity.

Once we make an investment, we continuously monitor each company for signs of deviation from an established set of expectations. Finally, we work actively to assess new opportunities that may offer investment returns that are superior to current holdings.

Portfolio Highlights
During the period, investor anticipation of interest rate cuts from the Federal Reserve gave many financial stocks a boost, as did increased mergers and acquisitions activity in the sector. A number of financial services stocks were among the Fund's stronger performers during the past six months. These included the government-sponsored mortgage lender Freddie Mac, auto finance company Americredit, Bermuda-based reinsurer Trenwick Group, and title insurer Fidelity National Financial.

"AS MORE COMPANIES

FOCUS ON CORE

COMPETENCIES AND

OUTSOURCE ANCILLARY

ACTIVITIES TO

SPECIALIZED PROVIDERS,

THE LONG-TERM OUTLOOK

FOR MANY BUSINESS

SERVICE SECTORS

APPEARS BRIGHT."

As of December 31, 2000, banking and finance stocks comprised 22.6% of the portfolio (the Fund's largest sector), while an additional 12.8% of the Fund's assets was allocated to insurance company stocks. The companies that are among our financial services holdings are involved in a wide variety of businesses, and we view the financial services sector itself as being quite broad. Financial services stocks are inherently sensitive to the economy and we will continue to seek opportunities in subsectors that may benefit from changes in general market and economic conditions.

During the six-month period, the Fund's allocation to telecommunications was reduced, as the outlook for that industry became unclear. Many telecommunications companies struggled during the second half of 2000 as industry fundamentals deteriorated. Unfortunately, our investment in telecommunications provider McLeodUSA underperformed despite reporting financial results consistent with expectations. In a case such as this, where fundamentals are intact and our outlook for the future is unaltered, we maintained our investment. In other cases, where the fundamental outlook became less certain, we sold our positions. As of December 31, 2000, telecommunications stocks accounted for 5.1% of the portfolio, down considerably from the start of the Fund's fiscal year on July 1, 2000.

Computers and technology stocks were generally poor performers during the period. However, several of your Fund's holdings in this area -- where we focus on service providers -- were able to resist the trend and performed well. Two technology companies that are strongly oriented toward computer services produced superior investment results for the period. Fiserv, a provider of information technology to financial institutions, was among the Fund's top performers during the six months. Similarly, AremisSoft, a supplier of software solutions to mid-sized organizations, posted a strong first half.

The Fund's total holdings in computers and technology comprised 17.2% of the portfolio as of December 31, 2000. The Fund also holds technology-related service companies in other sectors, some of which performed well during the period and some which did not. PerkinElmer, a technology service provider catering to a wide variety of markets, was one of the Fund's strongest performers. Conversely, our investment in Dycom Industries, a fiber-optic telecommunications service provider, performed poorly due to earnings concerns.

As of December 31, 2000, the Fund also had holdings in areas such as healthcare and pharmaceuticals, energy, and consumer products, as well as cable, media, and publishing.

Outlook
As the economy slows, near-term corporate earnings growth could prove disappointing to investors. However, the Federal Reserve is acting aggressively through changes in monetary policy to restore the economy to a stronger footing.

Whether or not the economy strengthens over coming months, we believe your Fund benefits from an ability to diversify holdings across numerous service sectors. For example, companies providing business services may prove less cyclical than telecommunications or financial services companies. As a result, the financial performance among business services companies could be somewhat more resilient than companies in other sectors.

Regardless of short-term economic trends, we believe that investing in service-related businesses is an excellent way to seek capital appreciation given the current composition of the U.S. economy. As more companies focus on core competencies and outsource ancillary activities to specialized providers, the long-term outlook for many business service sectors appears bright. Moreover, as capital markets evolve and growing companies seek financial resources for expansion, investment opportunities in the financial services arena seem equally compelling. As always, we will maintain our focus on those companies we feel are most likely to deliver superior investment performance for shareholders.

Delaware American Services Fund

Top 10 Holdings
As of December 31, 2000

Company                                                Percentage of Portfolio
--------------------------------------------------------------------------------
Getty Images                                                    5.7%
--------------------------------------------------------------------------------
Sungard Data Systems                                            5.1%
--------------------------------------------------------------------------------
Freddie Mac                                                     5.1%
--------------------------------------------------------------------------------
PMI Group                                                       5.0%
--------------------------------------------------------------------------------
Alliance Capital Management LP                                  5.0%
--------------------------------------------------------------------------------
America Online                                                  4.6%
--------------------------------------------------------------------------------
Lehman Brothers Holdings                                        4.4%
--------------------------------------------------------------------------------
Trenwick Group                                                  4.3%
--------------------------------------------------------------------------------
Fidelity National Financial                                     4.1%
--------------------------------------------------------------------------------
Dycom Industries                                                4.1%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide
long-term capital growth.

Total Fund Net Assets
As of December 31, 2000
$3.86 million

Number of Holdings
As of December 31, 2000
30

Fund Start Date
December 29, 1999

Your Fund Managers
John A. Heffern joined Delaware
Investments in 1997. He previously
was a Senior Vice President, Equity
Research at NatWest Securities
Corporation's Specialty Financial
Services unit. Prior to that, Mr.
Heffern was a Principal and Senior
Regional Bank Analyst at
Alex. Brown & Sons.

Steven T. Lampe joined
Delaware Investments in 1995. He
previously served as a Tax/Audit
Manager at Price Waterhouse,
specializing in financial services
firms. Mr. Lampe is a Certified
Public Accountant, and has been
managing the American Services
Fund since its inception.

Gerald S. Frey leads the
Delaware Investments growth team.
Prior to joining Delaware
Investments in 1996, he was a
Senior Director with Morgan
Grenfell Capital Management in
New York, where he managed
technology-related stocks.

Nasdaq Symbols
Class A: DASAX

DELAWARE AMERICAN SERVICES FUND PERFORMANCE
-------------------------------------------

Average Annual Total Returns
For the Periods Ended December 31, 2000       Lifetime             One Year
--------------------------------------------------------------------------------
  Class A (Est. 12/29/99)
    Excluding Sales Charge                     +41.03%             +38.79%
    Including Sales Charge                     +32.99%             +30.80%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. No 12b-1 fees were imposed on Class A shares for the periods shown and no Class B or Class C shares were offered. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and an annual service and distribution fee not to exceed 0.30%.

Inception date for Class B and Class C shares of Delaware American Services Fund is February 28, 2001.

An expense limitation was in effect for all classes of the Fund and no distibution fees were charged with respect to Class A shares during the periods shown. Performance would have been lower had the expense limitation not been in effect and had the distribution fee been charged with respect to Class A shares.

The average annual total returns for the lifetime and one-year periods ended December 31, 2000 for Delaware American Services Fund Institutional Class were +41.03% and +38.79%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on December 29, 1999.

Nasdaq Symbol Institutional Class: DASIX

Statement of Net Assets

DELAWARE AMERICAN SERVICES FUND
-------------------------------

                                                         Number of   Market
December 31, 2000 (Unaudited)                             Shares     Value
---------------------------------------------------------------------------
 Common Stock - 93.43%
 Banking & Finance - 22.64%
 Alliance Capital Management LP ....................      3,600    $182,250
*Americredit .......................................      5,100     138,975
*Chase Manhattan ...................................      2,000      90,875
 Freddie Mac .......................................      2,700     185,962
 Lehman Brothers Holdings ..........................      2,400     162,300
 Metris ............................................      4,300     113,144
                                                                   --------
                                                                    873,506
                                                                   --------
 Building Materials - 3.91%
*Dycom Industries ..................................      4,200     150,937
                                                                   --------
                                                                    150,937
                                                                   --------
 Cable, Media & Publishing - 8.10%
*Comcast - Class A .................................      2,500     104,375
*Getty Images ......................................      6,500     208,000
                                                                   --------
                                                                    312,375
                                                                   --------
 Computers & Technology - 17.16%
*Affiliated Computer Services Class A ..............      1,600      97,100
*America Online ....................................      4,900     170,520
*AremisSoft ........................................      2,600     110,987
*Fiserv ............................................      2,000      94,875
*SunGard Data Systems ..............................      4,000     188,500
                                                                   --------
                                                                    661,982
                                                                   --------
 Consumer Products - 2.88%
*Gemstar International Group Limited ...............      2,400     111,300
                                                                   --------
                                                                    111,300
                                                                   --------
 Electronics & Electrical Equipment - 4.46%
 Emerson Electric ..................................        600      47,288
*Tektronix .........................................      3,700     124,644
                                                                   --------
                                                                    171,932
                                                                   --------
 Energy - 2.87%
*AES ...............................................      2,000     110,750
                                                                   --------
                                                                    110,750
                                                                   --------
 Healthcare & Pharmaceuticals - 2.10%
*Biosource International ...........................      5,300      81,156
                                                                   --------
                                                                     81,156
                                                                   --------
 Insurance - 12.78%
 Fidelity National Financial .......................      4,100     151,444
 PMI Group .........................................      2,700     182,756
 Trenwick Group ....................................      6,400     158,800
                                                                   --------
                                                                    493,000
                                                                   --------
 Leisure, Lodging & Entertainment - 3.97%
*Bally Total Fitness Holdings ......................      2,500      84,687
 Darden Restaurants ................................      3,000      68,625
                                                                   --------
                                                                    153,312
                                                                   --------

                                                         Number of   Market
                                                          Shares     Value
---------------------------------------------------------------------------
 Common Stock (continued)
 Miscellaneous - 7.43%
 PerkinElmer .......................................        800  $   84,000
*Watson Wyatt ......................................      5,000     117,500
*Wind River Systems ................................      2,500      85,313
                                                                 ----------
                                                                    286,813
                                                                 ----------
 Telecommunications - 5.13%
*McLeodUSA Class A .................................      7,500     105,938
*Sprint ............................................      4,500      91,969
                                                                 ----------
                                                                    197,907
                                                                 ----------
 Total Common Stock (cost $3,407,613) ..............              3,604,970
                                                                 ----------

                                                       Principal
                                                         Amount
Repurchase Agreements - 1.87%
With BNP Paribas 6.00% 1/2/01
  (dated 12/29/00, collateralized by $7,000
  U.S. Treasury Notes 11.625% due 11/15/02,
  market value $8,308 and $3,000
  U.S. Treasury Notes 11.875% due 11/15/03,
  market value $3,776 and 11,000
  U.S. Treasury Notes 11.625% due 11/15/04,
  market value $13,522) ............................    $25,000  $   25,000
With Chase Manhattan 5.85% 1/2/01
  (dated 12/29/00, collateralized by $25,000
  U.S. Treasury Notes 6.00% due 9/30/02,
  market value $25,477) ............................     24,950      24,950
With J.P. Morgan 5.90% 1/2/01
  (dated 12/29/00, collateralized by $20,000
  U.S. Treasury Bills due 3/29/01,
  market value $20,130 and 2,000
  U.S. Treasury Notes 10.75% due 5/15/03,
  market value $2,497) .............................     22,050      22,050
                                                                 ----------
Total Repurchase Agreements
  (cost $72,000) ...................................                 72,000
                                                                 ----------

                                                                     Market
Delaware American Services Fund                                      Value
-----------------------------------------------------------------------------
Total Market Value of Securities - 95.30%
  (cost $3,479,613) ...........................................    $3,676,970

Receivables and Other Assets
  Net of Liabilities - 4.70% ..................................       181,498
                                                                   ----------
Net Assets Applicable to 402,692 Shares
  Outstanding - 100.00% .......................................    $3,858,468
                                                                   ==========
Net Asset Value - Delaware American Services
  Fund A Class
  ($1,023,706 / 106,837 shares) ...............................         $9.58
                                                                        -----
Net Asset Value - Delaware American Services
  Fund Institutional Class
  ($2,834,762 / 295,855 shares) ...............................         $9.58
                                                                        -----

------------------
*Non-income producing security for the period ended December 31, 2000.



                                                                     Market
                                                                     Value
-----------------------------------------------------------------------------
Components of Net Assets at December 31, 2000:
Shares of beneficial interest (unlimited
  authorization - no par) .....................................    $3,788,635
Undistributed net investment income ...........................            66
Accumulated net realized loss on investments ..................      (127,590)
Net unrealized appreciation of investments ....................       197,357
                                                                   ----------
Total net assets ..............................................    $3,858,468
                                                                   ==========
Net Asset Value and Offering Price per Share -
  Delaware American Services Fund
Net asset value A Class(A) ....................................        $ 9.58
Sales charge (5.75% of offering price or 6.05%
  of amount invested per share)(B) ............................          0.58
                                                                       ------
Offering price ................................................        $10.16
                                                                       ======
-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes




Statement of Assets and Liabilities

Six Months Ended December 31, 2000               Delaware American Services Fund
--------------------------------------------------------------------------------
Assets:
Investments at market (cost $3,479,613) .......................      $3,676,970
Receivable for securities sold ................................         228,870
Cash ..........................................................          69,554
Subscriptions receivable ......................................           2,250
Dividends and interest receivable .............................             464
Other assets ..................................................           8,518
                                                                     ----------
Total assets ..................................................       3,986,626
                                                                     ----------

Liabilities:
Payable for securities purchased ..............................          95,885
Other accounts payable and accrued expenses ...................          32,273
                                                                     ----------
Total liabilities .............................................         128,158
                                                                     ----------

Total Net Assets ..............................................      $3,858,468
                                                                     ----------

                             See accompanying notes

Statement of Operations


Six Months Ended December 31, 2000 (Unaudited)   Delaware American Services Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ...............................................   $11,309
Interest ................................................     5,347    $ 16,656
                                                            -------    --------
Expenses:
Management fees .........................................    14,038
Dividend disbursing and transfer agent fees
  and expenses ..........................................     2,040
Distribution expenses ...................................     1,204
Reports and statements to shareholders ..................     1,200
Custodian fees ..........................................       931
Registration fees .......................................       743
Accounting and administration expenses ..................       740
Trustees' fees ..........................................       150
Professional fees .......................................       142
Taxes (other than taxes on income) ......................        60
Other ...................................................       196      21,444
                                                            -------
Less expenses absorbed or waived ........................                (6,601)
Less expenses paid indirectly ...........................                  (826)
                                                                       --------
Total expenses ..........................................                14,017
                                                                       --------
Net Investment Income ...................................                 2,639
                                                                       --------
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments ........................               392,938
Net change in unrealized appreciation/depreciation
  of investments ........................................                68,953
                                                                       --------
Net Realized and Unrealized Gain on Investments .........               461,891
                                                                       --------
Net Increase in Net Assets Resulting from Operations ....              $464,530
                                                                       ========


                             See accompanying notes

Statements of Changes in Net Assets

                                                 Delaware American Services Fund
--------------------------------------------------------------------------------
                                                         Six Months   12/29/99*
                                                            Ended        to
                                                          12/31/00     6/30/00
                                                         (Unaudited)

Increase in Net Assets from Operations:
Net investment income .................................  $    2,639  $    2,894
Net realized gain on investments ......................     392,938     290,684
Net change in unrealized appreciation/depreciation
  of investments ......................................      68,953     128,404
                                                         ----------------------
Net increase in net assets resulting from operations ..     464,530     421,982
                                                         ----------------------
Distributions to Shareholders from:
Net investment income:
  A Class .............................................      (1,439)         --
  Institutional Class .................................      (4,028)         --

Net realized gain on investments:
  A Class .............................................    (210,291)         --
  Institutional Class .................................    (600,921)         --
                                                         ----------------------
                                                           (816,679)         --
                                                         ----------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class .............................................     316,541     988,685
  Institutional Class .................................          --   2,000,028

Net asset value of shares issued upon reinvestment
of distributions:
  A Class .............................................     201,644          --
  Institutional Class .................................     604,949          --
                                                         ----------------------
                                                          1,123,134   2,988,713
                                                         ----------------------

Cost of shares repurchased:
  A Class .............................................    (165,737)   (157,475)
  Institutional Class .................................          --          --
                                                         ----------------------
                                                           (165,737)   (157,475)
                                                         ----------------------
Increase in net assets derived from capital
  share transactions ..................................     957,397   2,831,238
                                                         ----------------------
Net Increase in Net Assets ............................     605,248   3,253,220

Net Assets:
Beginning of period ...................................   3,253,220          --
                                                         ----------------------
End of period .........................................  $3,858,468  $3,253,220
                                                         ======================
---------------
* Date of commencement of operations.

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding            Delaware American Services           Delaware American Services
throughout each period were as follows:                                Fund A Class                   Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months        12/29/99(1)             Six Months      12/29/99(1)
                                                               Ended               to                    Ended             to
                                                            12/31/00(4)         6/30/00               12/31/00(4)       6/30/00
                                                            (Unaudited)                               (Unaudited)

Net asset value, beginning of period .....................    $10.540           $ 8.500                 $10.540         $ 8.500

Income from investment operations:
  Net investment income(2) ...............................      0.006             0.010                   0.006           0.010
  Net realized and unrealized gain on investments ........      1.467             2.030                   1.467           2.030
                                                              -----------------------------------------------------------------
  Total from investment operations .......................      1.473             2.040                   1.473           2.040
                                                              -----------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income ...................     (0.015)               --                  (0.015)             --
  Distributions from net realized gain on investments ....     (2.418)               --                  (2.418)             --
                                                              -----------------------------------------------------------------
  Total dividends and distributions ......................     (2.433)               --                  (2.433)             --
                                                              -----------------------------------------------------------------
Net asset value, end of period ...........................    $ 9.580           $10.540                 $ 9.580         $10.540
                                                              =================================================================
Total return(3) ..........................................     14.17%            24.00%                  14.17%          24.00%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................     $1,023              $774                  $2,835          $2,479
  Ratio of expenses to average net assets(5) .............      0.75%             0.75%                   0.75%           0.75%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......      1.28%             1.22%                   1.03%           0.97%
  Ratio of net investment income to average net assets ...      0.14%             0.20%                   0.14%           0.20%
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses
    paid indirectly ......................................     (0.39%)           (0.27%)                 (0.14%)         (0.02%)
  Portfolio turnover .....................................       595%              988%                    595%            988%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value, and does not reflect the impact of a sales charge.
(4) Ratios have been annualized and total return has not been annualized.
(5) Ratios for the period ended December 31, 2000 including expenses paid indirectly in accordance with Securities and Exchange Commissions rules were 0.79% for A Class.

                             See accompanying notes

Notes to Financial Statements


December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Trust") is organized as a Delaware Business Trust and offers five series: Delaware American Services Fund, Delaware Large Cap Growth Fund, Delaware Research Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to Delaware American Services Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 6 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of December 31, 2000, only Class A and Institutional Class had commenced operations.

Delaware American Services Fund's objective is to provide long-term capital growth. The Fund invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $86 for the period ended December 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2000 were approximately $740. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion. At December 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $20,937.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through August 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At December 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $7,233.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. DDLP had elected to waive the distribution fees through February 28, 2001.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended December 31, 2000, the Fund made purchases of $10,707,736 and sales of $10,780,251 of investment securities other than U.S. government securities and short-term investments.

At December 31, 2000, the cost of investments for federal income tax purposes approximates the cost for book purposes. At December 31, 2000, the cost of investments was $3,479,613. At December 31, 2000, the net unrealized appreciation was $197,357 of which $400,195 related to unrealized appreciation of investments and $202,838 related to unrealized depreciation of investments.

4. Capital Shares

Transactions in capital shares were as follows:
                                                         Six Months   12/29/99*
                                                            Ended        to
                                                          12/31/00     6/30/00
                                                         (Unaudited)
Shares sold:
  A Class .........................................         29,277      87,567
  Institutional Class .............................             --     235,295

Shares issued upon reinvestment
  of distributions:
  A Class .........................................         20,227          --
  Institutional Class .............................         60,560          --
                                                           -------     -------
                                                           110,064     322,862
                                                           -------     -------
Shares repurchased:
  A Class .........................................        (16,112)    (14,122)
  Institutional Class .............................             --          --
                                                           -------     -------
                                                           (16,112)    (14,122)
                                                           -------     -------
Net increase ......................................         93,952     308,740
                                                           =======     =======
---------------
* Date of commencement of operations.

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at December 31, 2000, or at any time during the period.

DELAWARE(SM)                                     For Shareholders
INVESTMENTS                                      1.800.523.1918
---------------------
Philadelphia o London                            For Securities Dealers
                                                 1.800.362.7500


                                                 For Financial Institutions
                                                 Representatives Only
                                                 1.800.659.2265

                                                 www.delawareinvestments.com



This semi-annual report is for the information of Delaware American Services Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Services Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                   Thomas F. Madison                           Investment Manager
                                                    President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                            MLM Partners, Inc.                          Philadelphia, PA
ChairmanDelaware Investments Family of Funds        Minneapolis, MN
Philadelphia, PA                                                                                International Affiliate
                                                    Janet L. Yeomans                            Delaware International Advisers Ltd.
Walter P. Babich                                    Vice President and Treasurer                London, England
Board Chairman                                      3M Corporation
Citadel Constructors, Inc.                          St. Paul, MN                                National Distributor
King of Prussia, PA                                                                             Delaware Distributors, L.P.
                                                                                                Philadelphia, PA
David K. Downes
President and Chief Executive Officer               AFFILIATED OFFICERS                         Shareholder Servicing, Dividend
Delaware Investments Family of Funds                                                            Disbursing and Transfer Agent
Philadelphia, PA                                    William E. Dodge                            Delaware Service Company, Inc.
                                                    Executive Vice President and                Philadelphia, PA
John H. Durham                                      Chief Investment Officer, Equity
Private Investor                                    Delaware Investments Family of Funds        2005 Market Street
Horsham, PA                                         Philadelphia, PA                            Philadelphia, PA 19103-7057

John A. Fry                                         Jude T. Driscoll
Executive Vice President                            Executive Vice President and
University of Pennsylvania                          Head of Fixed Income
Philadelphia, PA                                    Delaware Investments Family of Funds
                                                    Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates              Richard J.Flannery
New York, NY                                        President and Chief Executive Officer
                                                    Delaware Distributors, L.P.
Ann R. Leven                                        Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC





(4286)                                                       Printed in the USA
SA-496 [12/00] BUR 2/01                                                   J6819